PROMISSORY NOTE


$5,000,000.00                                                   Denver, Colorado
                                                               September 1, 1998

         FOR VALUE RECEIVED, the undersigned, ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, and ASSET INVESTORS CORPORATION, a Maryland corporation (hereinafter referred to as "Borrowers"), each with an address of 3410 S. Galena Street, Suite 210, Denver, Colorado 80231, promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION
(hereinafter referred to, along with each subsequent holder hereof, as "Lender"), at its office at 8401 East Belleview, CNTC0231, Denver, Colorado 80237 (or at such other place as Lender shall designate in writing), in lawful money of the United States of America, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or so much thereof as may be advanced by Lender pursuant to the terms of that certain Credit Agreement of even date, to which Borrowers and Lender are parties (as the same may from time to time be amended or supplemented, the "Credit Agreement"), and remain unpaid from time to time, together with interest, from the date of each Advance made by Lender until repaid in full, at the rate and at the times set forth in the Credit Agreement. The loan evidenced by this Note is a revolving loan, whereby Borrowers may borrow, repay and reborrow the principal indebtedness evidenced hereby.

         1. Credit Agreement. This Promissory Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement.

         2. Interest. The outstanding principal balance of this Note shall bear interest, from the date of each Advance made by Lender until repaid in full, at the interest rate set forth in the Credit Agreement, which interest shall be due and payable, in arrears, as provided in the Credit Agreement.

         3. Payments. Borrowers shall make principal payments in the amounts and at the times set forth in the Credit Agreement. Upon the Maturity Date or earlier upon termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. Borrowers shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, at any time, without penalty, fee or premium. All payments of principal, interest and any other sums on this Note due from Borrowers to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement. All payments received by Lender on this Note shall be applied as set forth in the Credit Agreement.

         4. Default. Time is of the essence hereof. The occurrence of any Event of Default under the Credit Agreement shall be a default hereunder and, upon the occurrence of any such default, the payment of all principal, interest and any other sums due in accordance with the terms of this Note shall, at the option of Lender, be accelerated and such principal, interest and other sums shall be immediately due and payable without notice or demand, and Lender shall have the option to foreclose or to require foreclosure of any or all liens and security interests securing the payment hereof and/or to exercise any other rights and remedies available to Lender hereunder or under the Credit Agreement.

         5. Security. The payment and performance of this Note is secured by a first priority security interest in the Pledged Stock (as defined in the Credit Agreement).

         6. Governing Law. As additional consideration for the extension of credit, each Borrower, endorser, cosigner and guarantor of this Note understands and agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado. Such parties further consent to the personal jurisdiction of the federal and state courts located in the State of Colorado, waive any argument that such a forum is not convenient and agree that any litigation relating to this Note initiated by them or on their behalf shall be venued in either the District Court of Denver County, Colorado, or the United States
District Court, District of Colorado, and they do hereby submit to the jurisdiction of such courts regardless of their residence or where this Note or any endorsement hereof may be executed.

         7. Miscellaneous Provisions.

            (a) Each Borrower and any guarantor of this Note hereby waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder and all duty or obligation of Lender to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note.

            (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature or for any costs whatsoever.

            (c) Borrowers agree to reimburse Lender for all costs, including, without limitation, reasonable attorneys' fees, incurred from time to time to collect any payment under this Note. Borrowers agree that Lender may from time to time extend the maturity of this Note or the time any payment is due under this Note and may accept further security or release security for the payment of this Note, without in any way affecting any obligations of Borrowers to Lender.

            (d) This Note shall be a joint and several obligation of Borrowers and of all endorsers, cosigners and guarantors hereof and shall be binding upon them and their respective heirs, representatives, successors and assigns.

         8. Waiver of Jury Trial. BORROWERS HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE ARISING IN CONNECTION WITH THIS NOTE, OR IN ANY WAY RELATED TO THE NEGOTIATION, ADMINISTRATION, MODIFICATION, EXTENSION OR COLLECTION OF THE INDEBTEDNESS EVIDENCED HEREBY. BORROWERS STATE THAT THEY HAVE CONFERRED SPECIFICALLY WITH LENDER WITH RESPECT TO THIS WAIVER, AND BORROWERS HAVE AGREED TO THIS WAIVER AFTER CONSULTATION WITH ITS COUNSEL AND WITH FULL UNDERSTANDING


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

OF THE IMPLICATIONS HEREOF.


         IN WITNESS WHEREOF, Borrowers have executed this Promissory Note as of the day and year first above written.

                                             BORROWERS:

                                             ASSET INVESTORS OPERATING
                                             PARTNERSHIP, L.P., a Delaware
                                             limited partnership

                                             By:    ASSET INVESTORS CORPORATION,
                                                    a Maryland corporation


                                                    By:  /s/ David M. Becker
                                                        ------------------------
                                                        David M. Becker
                                                        Chief Financial Officer,
                                                        Secretary and Treasurer



                                             ASSET INVESTORS CORPORATION, a
                                             Maryland corporation



                                             By:  /s/ David M. Becker
                                                  ------------------------------
                                                  David M. Becker
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer




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







STATE OF COLORADO         )
                          ) ss.
COUNTY OF DENVER          )

         The foregoing instrument was acknowledged before me this 2nd day of September, 1998, by David M. Becker, as Chief Financial Officer, Secretary and Treasurer of Asset Investors Corporation, a Maryland corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership.

                  Witness my hand and official seal.

                  My commission expires:  9/9/2001


                                                     /s/ Karen L. Roberts
                                                    ----------------------------
                                                    Notary Public






STATE OF COLORADO           )
                            ) ss.
COUNTY OF DENVER            )

         The foregoing instrument was acknowledged before me this 2nd day of September, 1998, by David M. Becker, as Chief Financial Officer, Secretary and Treasurer of Asset Investors Corporation, a Maryland corporation.

                  Witness my hand and official seal.

                  My commission expires:  9/9/2001


                                                     /s/ Karen L. Roberts
                                                    ----------------------------
                                                    Notary Public



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